gray

Television • Digital • Mobile

Gray Television, Inc. Investor Presentation

NYSE:GTN

August 2021

Updated for June 30, 2021 Financial Information

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

Leading the Industry with the Highest Quality Portfolio of Local Television Stations


WWSB
19 NEWS
WCAX
WAFF 48
KTRE 9
KPLC
KLTV
WTOC
WLBT 3
WLOX
WMBF NEWS
WSFA 12
WALB 10
WDTV
FOX 8
WKYT
WDBJ7
WCTV
swymt
gray
Washington News Bureau
RAYCOM Sports
TUPELO-RAYCOM
KEVN
CW
WABI 5
KSFY
KGWN
FOX
FOX 11
11NEWS
FOX10
WAVE 3 NEWS
CBS
KSLA 12
KSPR 33
KTUU
KEYC
RTM STUDIOS
CW20
WDTV
WDAM 7
KOLO 8
KAIT 8
KBJR6.COM
INVESTIGATE
NEWS NOW
WIS 10
WBRC
WVVA
25WEEK.COM
KBTX
WPTA21.COM
WGEM
wtap
WBNG.COM
NBC 29
12 On Your Side
7NEWS
KYOU
WAFB 9
FOX 29 WFLX.COM
KOLD 13
7NEWS
CW
KDLT
FOX
MeTV
KCBD
FOX 9
CBS 5
KTTC

Financial data reflects results "as reported" except where "Combined Historical Basis" (or "CHB") is noted. Revenue is presented net of agency commissions. Ratings data derived from Comscore, Inc. ("Comscore"). "Completed Transactions" includes all acquisitions or dispositions completed as of December 31, 2020. See Glossary at end for definitions. If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations.

Gray Completes the Quincy Acquisition and Prepares to Complete the Meredith Acquisition, Transforming It Into the Nation's Second Largest Broadcaster

113 TV markets reaching 36% US TVHH

89% Markets with #1/#2 Ranked Stations

Gray Television's New National Footprint



1 Albany, GA (161) WALB, WGCW
2 Alexandria, LA (180) KALB
3 Amarillo, TX (137) KFDA, KEYU
4 Anchorage, AK (148) KTUU, KYES, KAUU
M1 Atlanta, GA (10) WGCL*, WPCH*
5 Augusta, GA (111) WRDW, WAGT
6 Bangor, ME (151) WABI
7 Baton Rouge, LA (93) WAFB, WBXH
8 Biloxi-Gulfport, MS (153) WLOX
9 Binghamton, NY (158) WBNG
10 Birmingham, AL (50) WBRC
11 Bismarck, ND (143) KFYR, KMOT, KQCD, KUMV
12 Bluefield-Beckley, WV (162) WVVA
13 Boise, ID (102) KNIN
14 Bowling Green, KY (178) WBKO
15 Burlington, VT (85) WCAX, WYCI
16 Casper, WY (200) KCWY
17 Cedar Rapids, IA (92) KCRG
18 Charleston, SC (88) WCSC
19 Charleston-Huntington, WV (74) WSAZ, WQCW
20 Charlotte, NC (23) WBTV
21 Charlottesville, VA (189) WVIR
22 Cheyenne, WY (195) KGWN, KSTF
23 Cincinnati, OH (34) WXIX
24 Clarksburg, WV (176) WDTV, WVFX
25 Cleveland, OH (19) WOIO, WUAB
26 Colorado Springs, CO (86) KKTV
27 Columbia, SC (79) WIS
28 Columbus, GA (129) WTVM
29 Davenport, IA (101) KWQC
30 Dothan, AL (175) WTVY, WRGX

31 Duluth, MN (136) KBJR, KDLH, KRII
32 Evansville, IN (107) WFIE
33 Fairbanks, AK (203) KTVF, KXDF, KFXF
34 Fargo, ND (120) KVLY, KXJB
35 Flint, MI (64) [WJRT], WNEM*
36 Ft. Wayne, IN (104) WPTA, WISE
37 Gainesville, FL (160) WCJB
38 Grand Junction, CO (181) KKCO, KJCT
39 Green Bay, WI (65) WBAY
40 Greenville, NC (90) WITN
M2 Greenville-Spartanburg, SC (37) WHNS*
41 Harrisonburg, VA (171) WHSV, WSVF, WSVW
M3 Hartford, CT (30) WFSB*
42 Hattiesburg, MS (168) WDAM
43 Honolulu, HI (66) KHNL, KGMB, KFVE, KOGG, KSIX
44 Huntsville, AL (81) WAFF
45 Jackson, MS (97) WLBT
46 Jonesboro, AR (180) KAIT
47 Juneau, AK (207) KATH, KYEX, KSCT, KUBD
M4 Kansas City, MO (31) KCTV*, KSMO*
48 Knoxville, TN (60) WVLT, WBXX
49 La Crosse-Eau Claire, WI (129) WEAU
50 Lake Charles, LA (176) KPLC

51 Lansing, MI (108) WILX
52 Laredo, TX (185) KGNS, KYLX, KXNU
M5 Las Vegas, NV (39) KVVU*
53 Lexington, KY (67) WKYT, WYMT
54 Lincoln, NE (114) KOLN, KSNB, KGIN, KCWH, KNHL
55 Louisville, KY (49) WAVE
56 Lubbock, TX (142) KCBD, KLCW, KSTQ, KMYL
57 Madison, WI (86) WMTV
58 Mankato, MN (198) KEYC, KMNF
59 Marquette, MI (177) WLUC
60 Memphis, TN (52) WMC
61 Meridian, MS (190) WTOK
M6 Mobile, AL (64) WALA*
62 Monroe, LA (145) KNOE
63 Montgomery, AL (119) WSFA
64 Myrtle Beach, SC (88) WMBF
M7 Nashville, TN (29) WSMV*
65 New Orleans, LA (51) WVUE
66 North Platte, NE (209) KNOP, KNPL, KIIT
67 Odessa, TX (150) KOSA, KCWO, KTLE, KMWT
68 Omaha, NE (72) WOWT
69 Ottumwa, IA (201) KYOU
70 Paducah, KY-Cape Girardeau, MO (81) KFVS

71 Panama City, FL (139) WJHG, WECP
72 Parkersburg, WV (192) WTAP, WIYE, WOVA
73 Peoria, IL (116) WEEK
M8 Phoenix, AZ (13) KPHO*, KTVK*
M9 Portland, OR (25) KPTV*, KPDX*
74 Presque Isle, ME (206) WAGM, WWPI
75 Quincy, IL (172) WGEM
76 Rapid City, SD (173) KOTA, KEVN, KHSD, KSGW
77 Reno, NV (109) KOLO
78 Richmond, VA (54) WWBT, WUPV
79 Roanoke, VA (70) WDBJ, WZBJ
80 Rockford, IL (132) WIFR
81 Rochester, MN-Mason City, IA (156) KTTC
82 Savannah, GA (87) WTOC
83 Sherman, TX (163) KXII, KXIP
84 Shreveport, LA (86) KSLA
85 Sioux City, IA (147) KTIV
86 Sioux Falls, SD (115) KSFY, KDLT, KPRY, KDLV
87 South Bend, IN (94) WNDU, WSJV
M10 Springfield, MA (118) WGGB*, WSHM*
88 Springfield, MO (73) KYTV, KSPR, K17DL, KYCW
M11 St. Louis, MO (21) KMOV*
89 Tallahassee, FL (113) WCTV, WFXU

90 Tampa-St. Pete (Sarasota), FL (15) WWSB
91 Toledo, OH (78) WTVG
92 Topeka, KS (140) WIBW
93 Tucson, AZ (75) KOLD
94 Twin Falls, ID (190) KMVT, KSVT
95 Tyler, TX (112) KLTV, KTRE
96 Waco, TX (95) KWTX, KBTX, KNCT
97 Watertown, NY (174) WWNY, WNYF
98 Wausau, WI (134) WSAW, WZAW, WYOW
99 West Palm Beach, FL (41) WFLX
100 Wichita, KS (68) KWCH, KSCW, KBSD, KBSL, KBSH
101 Wichita Falls, TX (154) KSWO, KKTM
102 Wilmington, NC (124) WECT
20 Charlotte, NC Raycom Sports
63 Montgomery, AL Operations, Shared Services
89 Tallahassee, FL Operations, Shared Services
103 Nashville, TN RTM Studios, Circle Media
104 New York, NY Tupelo Raycom
105 Washington, DC Gray DC Bureau, Full Court Press
★ Atlanta, GA Gray Corporate Headquarters, Swirl Films

* Pending Acquisition

Two Excellent Acquisitions

Combination Highlights[1]

- 79 #1 Rated TV Stations
- $3.1 Billion in 2019/2020 CHB Blended Revenue
- Combined Quincy + Meredith is anticipated to be approximately 50% accretive to blended 2021/2022 FCF
- Highest CHB OCF[2] / TVHH in the Industry

Source: Company filings, Nielsen and Comscore
(1) Gives effect to all completed and pending acquisitions and required regulatory divestitures
(2) Combined Historical Basis Operating Cash Flow as defined in the Senior Credit Agreement is equivalent to the presentation of Adj. EBITDA

Gray Acquires Quincy Media

- On August 2, 2021, Gray completed its acquisition of Quincy Media, Inc. for $925 million in cash and the related divestiture of 10 of Quincy's stations in seven overlap markets to Allen Media Broadcasting, LLC ("Allen") for $380 million.
- Acquisition adds 8 new markets, each with the #1 or #2 ranked television station.
- Purchase price represents a multiple of 6.9x '19/'20 EBITDA including $23 million of expected year-1 annualized synergies.

Gray to Acquire Meredith Local Media Group

- Gray reached an agreement to acquire Meredith Corporation's Local Media Group for $2.825 billion in cash. Gray will divest one of its currently owned television stations in the companies' only overlap market to Allen for $70 million.
- Acquisition to add 11 new markets, including the #1 or #2 ranked television station in 8 markets. Closing expected in Q4 2021, following receipt of regulatory and other approvals.
- Purchase price represents a multiple of 8.3x '19/'20 operating cash flow including $55 million of expected year-1 annualized synergies.

Combined Company Snapshot

($ in Millions)	Gray + Quincy [1]	Meredith Local Media Group (RemainCo)	Gray + RemainCo	Pro Forma Impact
Financial Profile				
2019 / 2020 CHB Blended Net Revenue	$2,372	$770	$3,141	⬆ 32%
2019 / 2020 CHB Blended OCF	$889	$286	$1,230 [2]	⬆ 38%
% Margin	*37%*	*37%*	*39%*	
Scale				
Markets	101	12	113	⬆ 12%
Gross TV Household Reach	25.0%	11.2%	36.2%	
Asset Quality				
Markets with #1 / #2 Ranked Stations	93	8	101	⬆ 9%
2018 CHB Political Revenue	$262	$135	$397	⬆ 52%
2020 CHB Political Revenue	$473	$219	$692	⬆ 46%
2020 CHB Gross Retransmission Revenue	$904	$366	$1,270	⬆ 41%

Big 4 Network Affiliated Channels



FOX
NBC
27
59
29
57



FOX
NBC
1
5
7
1



FOX
NBC
32
60
30
64

Source: Nielsen and Comscore
Note: RemainCo financial information compiled from unaudited financial statements of Local Media Group
(1) Pro forma for the divestiture of Quincy's seven overlap markets and Gray's station in Flint, MI; includes $23 million of synergies
(2) Includes $55 million of synergies

Gray Will be the Second Largest TV Broadcast Group with the Highest Quality Assets

2019 / 2020 CHB Blended Adj. EBITDA[1]

TV Broadcast Affiliate Group Owners



$1,837
$1,230
$959
$925
$889
$660
$435
$320
$286
$180
Nexstar
Gray + RemainCo (2)
Sinclair (TV)
TEGNA
Gray + Quincy (3)
Scripps
Hearst (4)
Cox Media Group - TV (4)
Meredith Local Media Group (RemainCo)
Graham (TV) (5)

	Nexstar	Gray + RemainCo[2]	Sinclair (TV)	TEGNA	Gray + Quincy[3]	Scripps	Hearst[4]	Cox Media Group - TV[4]	Meredith Local Media Group (RemainCo)	Graham (TV)[5]
Financial										
Adj. EBITDA / TVHH	$24.5	$28.1	$20.5	$19.4	$29.4	$7.6	$19.3	$20.4	$21.2	$21.4
Operational										
Markets	115	113	87	52	101	76	26	20	12	6
# 1 Rated Stations	28	79	18	12	76	9	9	4	3	2
% Markets with #1 Rated Stations	24%	70%	21%	23%	75%	12%	35%	20%	25%	33%
Markets with #1 / #2 Rated Stations	68	101	49	30	93	14	17	8	8	4
% Markets with #1 / #2 Rated Stations	59%	89%	56%	58%	92%	18%	65%	40%	67%	67%
% Nielsen TVHH	62%	36%	39%	39%	25%	72%	19%	13%	11%	7%

Source: Company filings, Wall Street research, BIA Investing in Television Market Report, Nielsen and Comscore
Note: Dollars in millions, except Adj. EBITDA / TV household; RemainCo financial information compiled from unaudited financial statements of Local Media Group
(1) Adj. EBITDA for Gray is Operating Cash Flow as defined in the Senior Credit Agreement
(2) Includes $55 million of synergies
(3) Pro forma for the divestiture of Quincy's seven overlap markets and Gray's station in Flint, MI; includes $23 million of synergies
(4) EBITDA estimates are derived from 2019 BIA revenue and extrapolate '19A/'20E based on peer revenue growth and average peer EBITDA margin
(5) Based on 2020 broadcast revenue of $525 million and extrapolated based on estimated television peer revenue growth and '19A/'20A EBITDA margin for Graham's broadcast segment

Excels at Political Revenue

2016 Political Revenue Per TV Household


$9.63
$7.91
$5.03
$4.67
$4.25
$4.20
$3.31

	gray	Quincy (Net)	Nexstar	Scripps	TEGNA	Meredith	Sinclair+Tribune
2016 Political Revenue	$118	$15	$228	$101	$155	$52	$276
2016 TV Households	12.2	1.8	45.3	21.6	36.5	12.4	83.4

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB for all transactions completed as of 12/31/16. Meredith is based on calendar year ended 12/31/16; fiscal year ends 6/30. Nexstar is shown pro forma for Media General acquisition. Quincy (Net) is Quincy Media, Inc. excluding stations divested to Allen Media on August 2, 2021. Sinclair+Tribune shown on a combined basis prior to any contemplated divestitures

2018 Political Revenue Per TV Household


$13.01
$8.80
$8.68
$6.26
$5.90
$5.30
$4.27

	Quincy (Net)	gray	Meredith	Scripps	TEGNA	Sinclair	Nexstar+Tribune
2018 Political Revenue	$24	$234	$115	$140	$234	$255	$424
2018 TV Households	1.8	26.6	13.2	22.3	39.6	48.0	99.3

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB for all transactions completed as of 12/31/18. Meredith is based on calendar year ended 12/31/18; fiscal year ends 6/30. Nexstar+Tribune is shown on a combined basis prior to announced divestitures. Quincy (Net) is Quincy Media, Inc. excluding stations divested to Allen Media on August 2, 2021.

Well Positioned for Political Revenue

2020 Political Revenue Per TV Household



$19.19
$18.77
$17.57
$17.12
$11.60
$9.50
$8.10
$3.70

	gray (PF)	gray (Net)	gray	Meredith	TEGNA	Sinclair (TV)	Nexstar	Scripps + Ion
2020 Political Revenue	$692	$473	$430	$186	$446	$374	$508	$265
2020 TV Households	36.1	25.2	24.5	10.9	38.3	39.3	62.5	72.5

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray PF is Gray (Net) plus Meredith (including synergies). Gray (Net) is CHB for all transactions closed as of August 2, 2021, and excludes the financial contribution of Gray's WJRT in Flint, MI. Gray is As Reported for calendar year 2020. Meredith is based on calendar year ended 12/31/20; fiscal year ends 6/30.

Gray's Local News Stations Located Throughout the Most Competitive Political Areas in 2022

2022 Senate Races

Gray Stations have a strong position throughout 8 of 9 Most Competitive Races (per Cook Political Report) - AZ, FL, GA, NC, NH, OH, NV, WI.

2022 Gubernatorial Races

Gray Stations in 31 of 36 States with Races – AK, AL, AR, AZ, CO, CT, FL, GA, HI, IA, ID, IL, KS, MA, MI, ME, MN, NE, NH, NV, NY, OH, OK, OR, SC, SD, TN, TX, VT, WI, WY.

2022 House Races

All 435 Districts, All Gray Markets.

An Industry Leading Power

The following data is for
Gray Television, Inc.
BEFORE
giving effect to the completed
Quincy Acquisition and pending
Meredith Acquisition.


WOODEN
LILLIPUT

Diversified Revenue

2020 Revenues



Local
National
Political
Retransmission
Production Companies
Other-TV Stations
32%
8%
18%
36%
3%
3%

Approximate Advertising Revenue Contributions 2019-2020



50%
16%
9%
3%
13%
9%
Local News
Network Prime
Network News
Network Sports
Syndication
Other

2020 Big 4 Affiliates



FOX
CBS
abc
NBC
55
52
28
25

2020 Revenues



All Others
FOX
CBS
abc
NBC
8%
10%
14%
36%
32%

2020 Broadcast Cash Flow



All Others
FOX
CBS
abc
NBC
8%
9%
15%
37%
31%

Strong Network and Distribution Positions

MVPD Subscribers Year-End Renewal Schedule

55% - 2020 (and 2023)

25% - 2021 (and 2024)

20% - 2022 (and 2025)

2021 CBS

2022 FOX

2023 abc NBC



Retransmission Revenue ($ in millions)
Retransmission Revenue
Retransmission Expense ("Reverse Comp.")
Retransmission Revenue net of Expense
$1,000
$800
$600
$400
$200
$0
$75
20
55
$152
70
82
$201
98
103
$277
136
141
$355
165
190
$796
420
376
$867
496
371
$444
206
238
$540
282
258
$677
351
326
$799
422
377
$867
496
371
2014
2015
2016
2017
2018
2019
2020
2016
2017
2018
2019
2020
As Reported
CHB

Successful Digital Ventures

gray

RECORD BREAKING GROWTH FOR GRAY'S PLATFORM IN 2020 OVER 2019:

- ↑ 2020 SESSIONS: +24%
- ↑ 2020 VIDEO PLAYS: +13%
- ↑ 2020 USERS: +37%
- ↑ 2020 PAGE VIEWS: +13%

1.1 BILLION MONTHLY AGGREGATE USERS IN 2020

OVER 1,000 CHANNELS STREAMED ACROSS ALL PLATFORMS

firetv hulu Roku fubo TV
CBS ALL ACCESS YouTubeTV
tv TVISION vidgo

GDM gray digital media

Gray's in-house Digital Agency Servicing over 2,200 campaigns monthly. With a suite of 15+ products and service offerings.

PREMION
ONE SOLUTION. EVERY ADVANTAGE.

Premion delivers brand-safe CTV and OTT impressions at scale, with full transparency for advertisers, across 125+ premium networks.

VUit
LIVE • LOCAL • FREE

Provides a free, ad-supported national streaming service with live and on-demand video streaming channels, with both local and unique programming.

Consistent Growth (As Reported Basis)

($ in millions)


Revenue
369%
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$508
$597
$812
$883
$1,084
$2,122
$2,381
2014
2015
2016
2017
2018
2019
2020


Net Income
754%
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$48
$39
$62
$262
$211
$179
$410
2014
2015
2016
2017
2018
2019
2020


Operating Income
388%
$800
$700
$600
$500
$400
$300
$200
$100
$0
$154
$140
$234
$291
$389
$478
$752
2014
2015
2016
2017
2018
2019
2020


Total Stockholders' Equity
712%
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$216
$429
$493
$993
$1,187
$1,464
$1,753
2014
2015
2016
2017
2018
2019
2020

Robust Free Cash Flow Generation and Conversion

Presidential Election Year 2016 OCF Buildup	Non-Election Year 2017 OCF Buildup	Midterm Election Year 2018 OCF Buildup	Non-Election Year 2019 OCF Buildup	Presidential Election Year 2020 OCF Buildup	2019 CHB 2020 Average
FCF Per Diluted Share $2.04 $4.75	FCF Per Diluted Share $2.32 $3.53	FCF Per Diluted Share $2.96 $5.32	FCF Per Diluted Share $2.72 $3.58	FCF Per Diluted Share $5.76	FCF Per Diluted Share $4.65
FCF as a Percentage of OCF 49% 50%	FCF as a Percentage of OCF 57% 44%	FCF as a Percentage of OCF 58% 58%	FCF as a Percentage of OCF 43% 50%	FCF as a Percentage of OCF 59%	FCF as a Percentage of OCF 55%

($ in millions)



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$300(2)
$148
$44
$93
$15
$804
$400
$70
$52
$216
$66
$299(2)
$171
$35
$91
$2
$690
$301
$57
$52
$216
$64
$455(2)
$263
$56
$102
$34
$914
$534
$74
$52
$216
$38
$633(2)
$273
$69
$52
$216
$23
$718
$358
$69
$52
$216
$23
$942(2)
$559
$81
$52
$180
$70
$830
$458
$75
$52
$198
$47
CHB
2016
CHB
2017
CHB
2018
CHB
2019
2020
Average
19CHB/20
Taxes
Cash Interest excluding amortization of deferred financing costs/premiums (1)
Preferred Dividends
Capex
Free Cash Flow

(1) CHB interest expense for 2016, 2017, 2018 and 2019 estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

Successful Integration of Acquisitions And Meaningful Deleveraging

Financial Leverage Net of All Cash (as defined in our Senior Credit Facility)

Guidance YE 2021 Net Leverage Ratio:

Approximately 5.4x

Projected total debt (excluding preferred stock) net of all cash, assuming no M&A other than the Quincy Media and Meredith acquisitions on trailing 8-quarter basis



2.1x reduction in leverage 2014 through 2021
6.0x
3.4x
2.6x
4.8x
2.9x
1.9x
5.1x
4.3x
0.8x
4.2x
3.6x
0.6x
3.0x
3.0x
4.4x
2.4x
2.0x
3.95x
2.7x
1.2x
3.92x
2.7x
1.2x
2014
2015
2016
2017
2018
2019
2020
2Q2021

As of the respective period end:

	2014	2015	2016	2017	2018	2019	2020	2Q2021
Total debt netting all cash (in millions)	$1,201[1]	$1,134	$1,456	$1,399	$1,154	$3,548	$3,262	$3,251
L8QA[2] OCF[3] (in millions)	$200	$235	$288	$336	$383	$816	$826	$828

Note: Financial leverage excludes preferred stock

(1) For 2014 and 2021, total debt netting all cash includes $10 million and $1 million in undrawn letters of credit, respectively

(2) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate

(3) Operating Cash Flow ("OCF") as defined under the existing credit agreement, which includes adjustments for all transactions completed as of the respective balance sheet dates

(4) Secured debt netting all cash on hand as of the respective balance sheet date

Unsecured Debt Netting All Cash / OCF[3]

Secured Debt Netting All Cash[4] / OCF[3]

Staggered Debt Maturity Profile

No Maturities until 2024



($ in Millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$300 Million Revolver Due Jan 2026 ($299 Million Undrawn; $1 Million Letter of Credit Issued)
Term Loan B Due Feb 2024 (L+225)
Term Loan C Due Jan 2026 (L+250)
Senior Notes Due Jul 2026 (5.875%)
Senior Notes Due May 2027 (7.000%)
Senior Notes due October 2030 (4.750%)
$299
$1,190
$595
$700
$750
$800
2021
2022
2023
2024
2025
2026
2027
2028/ 2029
2030
$4.0 Billion Total Principal Amount of Debt Outstanding at June 30, 2021

Note: For illustrative purposes, excludes Incremental Term Loan B amortization

As Reported 2Q 2021

	Six Months Ended June 30,				
	2021	2020	% Change 2021 to 2020	2019	% Change 2021 to 2019
Revenue (less agency commissions):					
Broadcasting	$ 1,067	$ 964	11 %	$ 980	9 %
Production companies	24	21	14 %	46	(48)%
Total revenue	$ 1,091	$ 985	11 %	$ 1,026	6 %
Political advertising revenue	$ 15	$ 57	(74)%	$ 8	88 %
Operating expenses (1):					
Broadcasting	$ 715	$ 659	8 %	$ 670	7 %
Production companies	$ 26	$ 24	8 %	$ 44	(41)%
Corporate and administrative	$ 43	$ 32	34 %	$ 69	(38)%
Net income	$ 78	$ 64	22 %	$ 26	200 %
Non-GAAP cash flow (2):					
Broadcast Cash Flow	$ 351	$ 304	15 %	$ 308	14 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 314	$ 276	14 %	$ 244	29 %
Free Cash Flow	$ 112	$ 120	(7)%	$ 73	53 %
Transaction Related Expenses included in operating expenses (3):					
Broadcasting	$ -	$ -		$ 37	
Production companies	$ -	$ -		$ -	
Corporate and administrative	$ 8	$ -		$ 33	
Miscellaneous expense	$ 7	$ -		$ -	

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.

(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.

(3) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to, legal and professional fees, severance and incentive compensation and contract termination fees.

As Reported Year-End

	Year Ended December 31,				
	2020	2019	% Change 2020 to 2019	2018	% Change 2020 to 2018
			(dollars in millions)		
Revenue (less agency commissions):					
Broadcasting	$ 2,320	$ 2,035	14 %	$ 1,084	114 %
Production companies	61	87	(30)%	-	
Total revenue	$ 2,381	$ 2,122	12 %	$ 1,084	120 %
Political advertising revenue	$ 430	$ 68	532 %	$ 155	177 %
Operating expenses (1):					
Broadcasting	$ 1,340	$ 1,325	1 %	$ 596	125 %
Production companies	$ 52	$ 74	(30)%	$ -	
Corporate and administrative	$ 65	$ 104	(38)%	$ 41	59 %
Net income	$ 410	$ 179	129 %	$ 211	94 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 999	$ 729	37 %	$ 493	103 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 945	$ 636	49 %	$ 457	107 %
Free Cash Flow	$ 559	$ 273	105 %	$ 263	113 %
Transaction related expenses included in operating expenses (3):					
Broadcasting	$ -	$ 45		$ 3	
Production companies	$ -	$ -		$ -	
Corporate and administrative	$ 1	$ 34		$ 8	

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.
(3) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to, legal and professional fees, severance and incentive compensation and contract termination fees.


WCTV
NEWS
"Coverage You Can Count On"
NEWS

Appendix: Non-GAAP Reconciliations, Disclaimers, and Definitions

Non-GAAP Reconciliation

Reconciliation of Non-GAAP terms on As Reported Basis, in millions

	Six Months Ended June 30, 2021	2020	2019
Net income	$ 78	$ 64	$ 26
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	50	42	40
Amortization of intangible assets	53	52	57
Non-cash stock-based compensation	7	7	5
Non-cash 401(k) expense	1	-	-
Gain on disposal of assets, net	(5)	(13)	(13)
Miscellaneous expense (income), net	6	3	(4)
Interest expense	95	98	116
Income tax expense	30	24	21
Amortization of program broadcast rights	17	19	20
Payments for program broadcast rights	(18)	(20)	(24)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	37	28	64
Broadcast Cash Flow	**351**	**304**	**308**
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(37)	(28)	(64)
Broadcast Cash Flow Less Cash Corporate Expenses	**314**	**276**	**244**
Interest expense	(95)	(98)	(116)
Amortization of deferred financing costs	6	6	6
Preferred stock dividends	(26)	(26)	(26)
Common stock dividends	(15)	-	-
Purchases of property and equipment (1)	(41)	(51)	(44)
Reimbursements of property and equipment purchases	7	14	17
Income taxes paid, net of refunds	(38)	(1)	(8)
Free Cash Flow	**$ 112**	**$ 120**	**$ 73**

(1) Excludes approximately $80 million related to the purchase of land in Doraville, Georgia.

Non-GAAP Reconciliation

Reconciliation of Non-GAAP terms on As Reported Basis, in millions

	Year Ended December 31,			
	2020	2019	2018	2017
Net income	$ 410	$ 179	$ 211	$ 262
Adjustments to reconcile from net income to				
Free Cash Flow:				
Depreciation	96	80	54	52
Amortization of intangible assets	105	115	21	25
Non-cash stock-based compensation	16	16	7	8
Gain on disposal of assets, net	(29)	(54)	(17)	(74)
Miscellaneous expense (income), net	5	(4)	(6)	-
Interest expense	191	227	107	95
Loss on early extinguishment of debt	12	-	-	3
Income tax expense	134	76	77	(69)
Amortization of program broadcast rights	38	39	21	21
Non-cash 401(k) expense	6	5	4	-
Payments for program broadcast rights	(39)	(43)	(22)	(21)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	54	93	36	27
Broadcast Cash Flow (1)	**999**	**729**	**493**	**329**
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(54)	(93)	(36)	(27)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**945**	**636**	**457**	**302**
Contributions to pension plans	(3)	(3)	(2)	(3)
Interest expense	(191)	(227)	(107)	(95)
Amortization of deferred financing costs	11	11	5	4
Preferred stock dividends	(52)	(52)	-	-
Purchase of property and equipment	(110)	(110)	(70)	(35)
Reimbursements of property and equipment purchases	29	41	14	-
Income taxes paid, net of refunds	(70)	(23)	(34)	(2)
Free Cash Flow	**$ 559**	**$ 273**	**$ 263**	**$ 171**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Reconciliation

Reconciliation of Non-GAAP terms on a Combined Historical Basis, in millions

	Year Ended December 31, 2019	2018	2017
Net income	$ 157	$ 288	$ 648
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	81	86	86
Amortization of intangible assets	115	117	124
Non-cash stock-based compensation	16	15	14
Gain on disposal of assets, net	(35)	(7)	(155)
Miscellaneous (income) expense, net	(3)	4	1
Interest expense	227	227	227
Loss from early extinguishment of debt	-	-	5
Income tax (benefit) expense	76	74	(354)
Amortization of program broadcast rights	40	42	41
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	4	4	-
Payments for program broadcast rights	(44)	(42)	(41)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	92	72	54
Broadcast Transaction Related Expenses	45	3	3
Broadcast other adjustments	8	11	13
Broadcast Cash Flow (1)	**779**	**894**	**666**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(92)	(72)	(54)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**687**	**822**	**612**
Contributions to pension plans	(3)	(2)	(3)
Corporate Transaction Related Expenses	34	14	1
Synergies and other adjustments	-	80	80
Operating Cash Flow as Defined in Senior Credit Facility (1)	**718**	**914**	**690**
Interest expense	(227)	(227)	(227)
Amortization of deferred financing costs	11	11	11
Preferred dividends	(52)	(52)	(52)
Purchase of property and equipment	(110)	(88)	(57)
Reimbursement of purchases of property and equipment	41	14	-
Income taxes paid, net of refunds	(23)	(38)	(64)
Free Cash Flow	**$ 358**	**$ 534**	**$ 301**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

Reconciliation of Total Leverage Ratio (in millions)

	Eight Quarters Ended June 30, 2021
Net income	$ 642
Adjustments to reconcile from net income to Operating Cash Flow as defined in our Senior Credit Agreement:	
Depreciation	186
Amortization of intangible assets	216
Non-cash stock-based compensation	33
Gain on disposal of assets, net	(74)
Interest expense	397
Loss on early extinguishment of debt	12
Income tax expense	218
Amortization of program broadcast rights	74
Common stock contributed to 401(k) plan	12
Payments for program broadcast rights	(80)
Pension benefit	(2)
Contributions to pension plans	(6)
Adjustments for unrestricted subsidiaries	1
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period	1
Transaction Related Expenses	26
Operating Cash Flow as defined in our Senior Credit Agreement	**$ 1,656**
Operating Cash Flow as defined in our Senior Credit Agreement, divided by two	**$ 828**

	June 30, 2021
Adjusted Total Indebtedness:	
Total outstanding principal	$ 4,035
Letters of credit outstanding	1
Cash	(785)
Adjusted Total Indebtedness, Net of All Cash	**$ 3,251**
Total Leverage Ratio, Net of All Cash	**3.92**

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income or loss plus loss from early extinguishment of debt, non-cash corporate and administrative expenses, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.
"Free Cash Flow" or "FCF"	Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies, other adjustments and amortization of deferred financing costs less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income, contributions to pension plans, preferred dividends, purchase of property and equipment (net of reimbursements) and income taxes paid (net of any refunds received).
"Operating Cash Flow" or "OCF"	Defined in our Senior Credit Agreement as net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies and other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income and contributions to pension plans.
"Total Leverage Ratio, Net of All Cash"	Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash (excluding restricted cash). Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two, represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters.

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accord-ance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Disclaimers, Definitions, and Non-GAAP Financial Data

This presentation contains certain forward looking statements that are based largely on Gray Television, Inc.'s ("Gray", "Gray Television", "GTN" or the "Company") current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, include Gray's inability to complete the integration of our acquisition of Quincy, the inability to achieve expected synergies therefrom on a timely basis or at all, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

Combined Historical Basis reflects financial results that have been compiled by adding Gray's historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the completed transactions and subtracting the historical revenues and broadcast expenses of stations divested in the completed transactions as if they had been acquired or divested, respectively, on January 1, 2016 (the beginning of the earliest period presented).

Combined Historical Basis financial information does not include any adjustments for other events attributable to the completed transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the completed transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the completed transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act.

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv